UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2010

PAB BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-25422	58-1473302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 North Valdosta Road, Valdosta, GA	31602
(Address of principal executive offices)	(Zip Code)

(229) 241-2775
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PAB Bankshares, Inc. (the “Company”) and its wholly-owned subsidiary, The Park Avenue Bank (the “Bank”) reports that effective December 17, 2010, Nicole S. Stokes has resigned as the Executive Vice President and Chief Financial Officer of the Company and the Bank to pursue other opportunities.  No disagreements with management or the Board of Directors prompted Ms. Stokes’ decision.  The Board of Directors of the Company appointed Donald J. Torbert, Jr., the Company’s President and Chief Executive Officer, to serve as Interim Chief Financial Officer until a permanent replacement is identified.  Mr. Torbert previously served as the Company’s Chief Financial Officer from August 2001 until April 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

PAB BANKSHARES, INC.

By: /s/ Donald J. Torbert, Jr.
Name: Donald J. Torbert, Jr.
Title: President and Chief Executive Officer

Date:  December 21, 2010